UPDATED MARKETING MATERIALS
                                6/22/98 11:00 AM


                 RBMG FUNDING CO. HOME EQUITY LOAN TRUST 1998-1


       $125,000,000 HOME EQUITY LOANS, ASSET BACKED NOTES, SERIES 1998-1



The attached Marketing Memorandum (the "Marketing Memorandum") is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Capital Markets (the "Underwriter") and not by the issuer of the notes identified above (the "Notes") or any other party. The Marketing Memorandum is based upon information made available to the Underwriter. Neither the Underwriter, the issuer of the Offered Notes, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the term sheet are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Notes has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Notes has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Notes for definitive terms of the Offered Notes and the collateral.

Please be advised that Offered Notes may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Notes.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                              [Logo appears here]


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

SUMMARY OF TERMS
ISSUER:                        RBMG Funding Co. Home Equity Loan Trust 1998-1

COLLATERAL:                    Adjustable-rate and fixed-rate mortgage ("Home
                               Equity") loans. The initial pool by principal balance consists of 12.44% fixed-rate loans and 87.56% variable-rate loans.

ORIGINATOR:                    Resource Bancshares Mortgage Group, Inc.

MASTER SERVICER:               Resource Bancshares Mortgage Group, Inc. or
                               "RBMG"

SERVICER:                      Ocwen Federal Bank FSB

SECURITIES OFFERED:

                                                  SECURITIES                           CLASS A-1
                                      Amount:                             $125,000,000

                                      Security Type:                      Variable-rate

                                      Cut-Off Date:                       June 1, 1998

                                      Index:                              One month LIBOR

                                      Prepayment Assumptions:             27% CPR for ARM Pool
                                                                          25% HEP(1) for Fixed Rate Pool

                                      Average Life to Maturity:           2.96 years
                                      Average Life to Call:               2.73 years

                                      Expected Call Date:                 10/25/05
                                      Expected Maturity Date:             8/25/13

                                      Expected Coupon:                    One month LIBOR + TBD

                                      Stated Maturity Date:               10/25/29

                                      Payment Date:                       25th of each month
                                      Payment Delay:                      None

                                      Dated Date:                         Closing Date

                                      Day Count:                          Actual/360
                                      Pricing Date:                       TBD

                                      Expected Closing Date:              June 29, 1998

(1) Home Equity Prepayment ("HEP") assumes that a pool of loans prepays in the first month of the life of such loan at a constant prepayment rate that corresponds in CPR to one-fifth the given HEP percentage, and increases by an additional four-fifty-fifths the given HEP percentage each month thereafter until the twelfth month, thereafter remaining at a CPR equal to the given HEP percentage.


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

DESCRIPTION OF THE NOTES:           The Notes will be secured by the Trust
                                    Estate created by the Indenture. The assets of the Trust Estate will consist of (i) the Home Equity Pool; (ii) all payments in respect of principal and interest on the Home Equity Loans (other than any principal or interest payments due on or prior to the applicable Cut-off Date); (iii) a segregated account established by the Issuer in the name of the Indenture Trustee (the
                                    "Pre-Funding Account") and funds on deposit therein; (iv) the Issuer's rights under the Depositor Sale Agreement and the Servicing
                                    Agreement (each as defined herein); (v) the rights of the Indenture Trustee under the Insurance Policy; and (vi) certain other property.

MASTER SERVICING FEE:               4 basis points per annum

SERVICING FEE:                      40 basis points per annum

INDENTURE TRUSTEE:                  Bankers Trust Company

OWNER'S TRUSTEE:                    Wilmington Trust Company

DENOMINATIONS:                      Minimum denominations of $1,000 and in
                                    integral multiples thereof.

FORM OF NOTES:                      Book-Entry Form,  delivered  through the
                                    facilities of DTC, Cedel, and Euroclear
                                    against payment in immediately available funds.

RECORD DATE:                        Last business day preceding Payment Date

NOTE INSURER: MBIA Insurance Corp. ("MBIA"), whose claims paying ability is rated AAA/Aaa/AAA by S&P, Moody's and Fitch.

NOTE INSURANCE POLICY:              Timely payment of interest and eventual
                                    payment of principal on the Notes will be 100% guaranteed by MBIA.

CREDIT ENHANCEMENT:                 (a)     Excess servicing cash flows

                                    (b)      Overcollateralization

                                    (c)      Insurance Policy

DUE PERIOD:                         With respect to any Payment Date, the period
                                    commencing on the second day of the calendar month preceding the calendar month in which such Payment Date occurs and ending on the first day of the calendar month in which such Payment Date occurs.

COLLECTION PERIOD:                  With respect to any Payment Date of a Home
                                    Equity Loan, te calendar month preceding the month in which such Payment Date occurs.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

SERVICER REMITTANCE DATE:           With respect to each Payment Date, the 18th
                                    day of the month in which such Payment Date occurs, or if such day is not a Business
                                    Day, then the next succeeding Business Day.

PAYMENTS ON THE NOTES: Payments on the Notes will be made on each Payment Date to each Noteholder of record as of the last Business Day preceding such Payment Date or, with respect to Definitive Notes, as of the last Business Day of the month preceding the month in which such Payment Date occurs.

                                    On each Payment Date, payments of principal and interest will be made to Noteholders as of the immediately preceding Record Date out of Available Funds for such Payment Date, together with any payments received under the Insurance Policy.

AVAILABLE FUNDS:                    The Available Funds for any Payment Date
                                    will generally consist of the aggregate of the following amounts:

                                    (i)     the sum of (a) all scheduled
                                            payments of principal and interest
                                            received with respect to the Home
                                            Equity Loans and due during the
                                            related Due Period and (b) all
                                            unscheduled principal payments or
                                            recoveries on the Home Equity Loans,
                                            including principal prepayments,
                                            received during the related
                                            Collection Period, minus (w) amounts
                                            received with respect to payments
                                            due on or prior to the applicable
                                            Cut-off Date, (x) the Administrative
                                            Fee Amount payable with respect to
                                            such Payment Date, (y) Payments
                                            Ahead and (z) reimbursements for
                                            certain P&I Advances and Servicing
                                            Advances made with respect to the
                                            Home Equity Loans and certain other
                                            amounts for which the Indenture
                                            Trustee, the Master Servicer and the
                                            Issuer are permitted to be
                                            reimbursed; and

                                    (ii)    the amount of any P&I Advances and
                                            Compensating Interest Payments made
                                            by the Servicer for such Payment
                                            Date, any amounts deposited in the
                                            Note Account in respect of the
                                            repurchase, release, removal or
                                            substitution of Home Equity Loans
                                            during the related Collection Period
                                            or amounts deposited in the Note
                                            Account in connection with the
                                            redemption of the Notes.


INTEREST CARRY-FORWARD:             (a)     If , on any Payment Date, the
                                            Available Funds Cap Rate (as defined
                                            below) limits the payment of the
                                            full interest rate on the Notes, the
                                            amount of any such shortfall will be
                                            carried forward and be due and
                                            payable on the following Payment
                                            Date and shall accrue interest at
                                            the note interest rate until paid
                                            (the "Available Funds Cap Carry
                                            Forward Amount").

                                    (b)     The payment of this Available Funds
                                            Cap Carry Forward Amount would be
                                            made in future periods from the
                                            excess cash flows which would
                                            otherwise paid to Residual Interest
                                            Holder.
--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

                                    (c)     The Note Insurer (MBIA) does not
                                            cover the Available Funds Cap Carry
                                            Forward Amount.

AVAILABLE FUNDS CAP RATE:           The Available Funds Cap Rate for any payment
                                    date is a rate per annum equal to the
                                    fraction, expressed as a percentage, the numerator of which is (i) an amount equal to
                                    (A) 1/12 of the aggregate scheduled
                                    principal balance of the then outstanding home equity loans and REO properties times the weighted average of the Expense Adjusted
                                    Coupon Rates on the then outstanding home equity loans and REO properties minus (B) the amount of the Note Insurer premium for such payment date, and the denominator of which is (ii) an amount equal to (A) the then outstanding aggregate note balance multiplied by (B) the actual number of days elapsed in the related interest period divided by 360.

                                    The Expense Adjusted Coupon Rate on any home equity loan is equal to the then applicable coupon rate minus the sum of (i) the Minimum Spread and (ii) the Servicing Fee Rate. For any Payment Date occurring from the Closing Date through and including the twelfth Payment Date, the Minimum Spread is equal to 0.00% per annum. For any Payment Date occurring after the twelfth Payment Date the Minimum Spread is equal to 0.50% per annum. For any Payment Date for so long as the Master Servicer is the master servicer, the Servicing Fee Rate is equal to 0.44% per annum; provided, however, that if necessary to obtain the appointment of a successor Master Servicer or Servicer, the Servicing Fee Rate may increase up to 0.50% per annum.

PAYMENTS OF PRINCIPAL:              On each Payment Date, the Notes will be
                                    entitled to Monthly Principal in reduction of the Note Balance.

                                    MONTHLY PRINCIPAL
                                    The Monthly Principal with respect to any Payment Date will be equal to the lesser of
                                    (a) the excess of Available Funds over the amounts described in clauses (i) and (ii) of the definition of Excess Cash below, and (b) the aggregate of all scheduled payments of principal received or advanced with respect to the Home Equity Loans and due during the related Due Period and all other amounts collected, received or otherwise recovered in respect of principal on the Home Equity Loans during or in respect of the related Collection Period, not including Payments Ahead, subject to reduction for any Overcollateralization Surplus with respect to the related Payment Date.

PAYMENTS OF EXCESS CASH:            On each Payment Date with respect to which
                                    the Overcollateralization Amount for the
                                    Notes is less than the Required
                                    Overcollateralization Amount for such
                                    Payment Date, Excess Cash derived from
                                    Available Funds, if any, will be paid on the Notes in reduction of the Note Balance, up to the amount necessary for the related
                                    Overcollateralization Amount to equal the applicable Required Overcollateralization
                                    Amount

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.


                                    "Excess Cash" on any Payment Date will be equal to Available Funds on such Payment Date, reduced by the sum of (i) any amounts payable to the Note Insurer for Insured Payments paid on prior Payment Dates and not yet reimbursed and for any unpaid Note Insurer Premiums for prior Payment Dates (in each case with interest thereon at the Late Payment Rate as defined and set forth in the Insurance Agreement to be dated as of June __, 1998 among the Issuer, RBMG, the Company, Depositor, the Master Servicer, the Indenture Trustee and the Note Insurer),
                                    (ii) the Note Interest for the related
                                    Payment Date and (iii) the Monthly Principal for the related Payment Date.

                                    The Insurance Policy does not cover the
                                    Available Funds Cap Carry Forward Amount,
                                    Prepayment Interest Shortfalls or shortfalls in interest due to the application of the Relief Act; the payment of such amounts may be funded only from (a) any excess interest resulting from the Available Funds Cap Rate being in excess of the applicable Interest Rate on future Payment Dates and (b) any Excess Cash that would otherwise be paid to the holder(s) of the Residual Interest.

                                    Any Excess Cash remaining after making
                                    required payments on the Notes and to the
                                    Note Insurer on any Payment Date as
                                    described herein will be released to the holder(s) of the Residual Interest on such Payment Date, free from the lien of the Indenture. Certain of the Initial Home Equity Loans will not have their first monthly payment due until the Due Period relating to the August 1998 Payment Date. Accordingly, in the case of the July 1998 Payment Date, the amount of Excess Cash available will be lower than it would have been otherwise.

OPTIONAL REDEMPTION:                The Notes may be redeemed, in full but not
                                    in part, at the option of the Master
                                    Servicer or the Note Insurer, on or after the Payment Date on which the Home Equity
                                    Pool Balance has declined to less than 10% of then Transaction Balance.

COUPON STEP-UP:                     If the Notes are not redeemed pursuant to
                                    the Optional Redemption, the coupon on the Notes will be set at the lesser of (a) one month LIBOR plus [xx] basis points and (b) the Available Funds Cap Rate.

INTEREST PERIOD:                    Interest will accrue on the Notes from
                                    Payment Date to Payment Date.  For the first
                                    Payment Date, interest will accrue from and including the closing date to the first
                                    Payment Date.

PRE-FUNDING ACCOUNT:                The initial Home Equity pool as of the
                                    closing date will have an aggregate
                                    principal balance of [$100.0] million.
                                    Additional home equity loans with
                                    characteristics similar to those of initial
                                    Home Equity pool will be transferred to the Trust during 90 days from the Closing Date
                                    (the "Funding Period") in exchange for
                                    release of funds from the Pre-Funding
                                    Account.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

INTEREST COVERAGE ACCOUNT:          On the Closing Date, RBMG will deposit in
                                    the Interest Coverage Account a cash amount as required by the Note Insurer to cover shortfalls in the Note Interest attributable to the Pre-Funding feature during the Funding Period.

MANDATORY PREPAYMENT:               To the extent that amounts on deposit in the
                                    Pre-Funding Account have not been fully
                                    applied by the Issuer to the purchase of Additional Home Equity Loans and the pledge thereof to the Indenture Trustee as security for the Notes by the ninetieth day after the Closing Date, such excess amounts will be applied as a prepayment of the principal of the Notes on the October 1998 Payment Date.
                                    Although no assurance is given, it is
                                    anticipated by the Issuer that the principal amount of Additional Home Equity Loans purchased by the Issuer and pledged to the Indenture Trustee will require the application of substantially all of the Original Pre-Funding Amount and that there should be no material amount of principal prepaid on the Notes from amounts in the Pre-Funding Account.

COMPENSATING INTEREST
PAYMENTS:                           With respect to any Home Equity Loan as to
                                    which a prepayment in whole or in part was received during the related Collection
                                    Period, the Servicer on behalf of the Master
                                    Servicer will be required to remit to the Indenture Trustee, up to the amount otherwise payable to the Servicer as its servicing compensation for the related
                                    Payment Date, an amount generally calculated to cover Prepayment Interest Shortfalls to ensure that a full month's interest on each such Home Equity Loan is available for payment to the Noteholders on the applicable
                                    Payment Date. Compensating Interest Payments are not reimbursable to the Master Servicer or the Servicer.

LEGAL INVESTMENT
CONSIDERATIONS:                     The Notes are SMMEA eligible securities.

ERISA CONSIDERATIONS:               The Issuer believes that the Notes are ERISA
                                    eligible, subject to individual Plan account restrictions. Accordingly, any Plan fiduciary considering whether to purchase any Notes on behalf of a Plan should consult with its counsel prior to purchase of such Notes.

TAXATION:                           The Notes will be treated as debt
                                    obligations of the Issuer.  No REMIC
                                    election will be made.

NOTE RATINGS:                       AAA/Aaa by S&P and Moody's

FURTHER INFORMATION:                If you have any questions, please call: Russ
                                    Andrews at (704) 374-3472, Capital Markets
                                    Desk, Evan Peverley at (704) 383-7522,
                                    Specialty Finance Banking Brian Foley at
                                    (704) 374-2662, Structuring.


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.


                                PRICE YIELD TABLE
                                ***TO MATURITY***
                   CPR         0              15             20             27             30
                   HEP         0              15             20             25             30
      99-16                  21.410         29.687         32.913         37.493         39.814
      99-17                  21.134         28.927         31.959         36.261         38.440
      99-18                  20.858         28.167         31.007         35.030         37.066
      99-19                  20.583         27.407         30.055         33.799         35.694
      99-20                  20.307         26.648         29.103         32.570         34.322
      99-21                  20.032         25.889         28.152         31.341         32.951

      99-22                  19.756         25.131         27.202         30.113         31.580
      99-23                  19.481         24.373         26.252         28.886         30.211
      99-24                  19.206         23.616         25.303         27.659         28.843
      99-25                  18.932         22.859         24.354         26.433         27.475
      99-26                  18.657         22.103         23.406         25.208         26.108
      99-27                  18.382         21.347         22.459         23.984         24.742

      99-28                  18.108         20.591         21.512         22.761         23.377
      99-29                  17.834         19.836         20.566         21.538         22.013
      99-30                  17.560         19.082         19.620         20.316         20.650
      99-31                  17.286         18.328         18.675         19.095         19.287
     *100- 0                 17.012         17.574         17.731         17.875         17.925
      100- 1                 16.738         16.821         16.787         16.655         16.564

      100- 2                 16.464         16.069         15.844         15.436         15.204
      100- 3                 16.191         15.317         14.901         14.218         13.845
      100- 4                 15.918         14.565         13.959         13.001         12.487
      100- 5                 15.644         13.814         13.018         11.784         11.129
      100- 6                 15.371         13.063         12.077         10.568         9.773
      100- 7                 15.099         12.313         11.136         9.353          8.417

      100- 8                 14.826         11.563         10.197         8.139          7.062
      100- 9                 14.553         10.814         9.258          6.925          5.708
      100-10                 14.281         10.065         8.319          5.712          4.354
      100-11                 14.008         9.316          7.381          4.500          3.002
      100-12                 13.736         8.569          6.444          3.289          1.650
      100-13                 13.464         7.821          5.507          2.078          0.299

      100-14                 13.192         7.074          4.571          0.868          -1.051
      100-15                 12.920         6.328          3.635          -0.341         -2.400
      100-16                 12.648         5.582          2.700          -1.550         -3.748

AVG LIFE                     20.780         5.355          4.026          2.957          2.602
FIRST PAY                   07/25/98       07/25/98       07/25/98       07/25/98       07/25/98
LAST PAY                    5/25/28        7/25/23        9/25/18        8/25/13        11/25/11
WINDOW                      1 - 359        1 - 301        1 - 243        1 - 182        1 - 161


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

                                PRICE YIELD TABLE
                                  ***TO CALL***

                   CPR         0              15             20             27             30
                   HEP         0              15             20             25             30
      99-16                  21.401         29.538         32.864         37.680         40.146
      99-17                  21.125         28.751         31.869         36.382         38.693
      99-18                  20.849         27.965         30.873         35.085         37.241
      99-19                  20.573         27.178         29.879         33.788         35.790
      99-20                  20.298         26.393         28.885         32.493         34.340
      99-21                  20.022         25.608         27.891         31.198         32.891

      99-22                  19.747         24.823         26.898         29.903         31.442
      99-23                  19.471         24.038         25.906         28.610         29.994
      99-24                  19.196         23.255         24.914         27.317         28.547
      99-25                  18.921         22.471         23.923         26.025         27.101
      99-26                  18.646         21.688         22.932         24.733         25.656
      99-27                  18.372         20.906         21.942         23.443         24.211

      99-28                  18.097         20.124         20.953         22.153         22.767
      99-29                  17.823         19.342         19.964         20.863         21.324
      99-30                  17.548         18.561         18.975         19.575         19.882
      99-31                  17.274         17.780         17.987         18.287         18.441
     *100- 0                 17.000         17.000         17.000         17.000         17.000
      100- 1                 16.726         16.220         16.013         15.714         15.560

      100- 2                 16.452         15.441         15.027         14.428         14.121
      100- 3                 16.179         14.662         14.042         13.143         12.683
      100- 4                 15.905         13.884         13.056         11.859         11.246
      100- 5                 15.632         13.106         12.072         10.575          9.809
      100- 6                 15.358         12.328         11.088         9.293           8.373
      100- 7                 15.085         11.551         10.105         8.011           6.938

      100- 8                 14.812         10.774         9.122          6.729           5.504
      100- 9                 14.540         9.998          8.140          5.449           4.071
      100-10                 14.267         9.222          7.158          4.169           2.638
      100-11                 13.994         8.447          6.177          2.889           1.206
      100-12                 13.722         7.672          5.196          1.611          -0.225
      100-13                 13.450         6.898          4.216          0.333          -1.655

      100-14                 13.177         6.124          3.237          -0.944         -3.085
      100-15                 12.905         5.350          2.258          -2.220         -4.513
      100-16                 12.633         4.577          1.280          -3.496         -5.941

AVG LIFE                     20.736         4.991          3.731          2.732           2.402
FIRST PAY                   07/25/98       07/25/98       07/25/98       07/25/98       07/25/98
LAST PAY                    6/25/27        11/25/11       7/25/08        10/25/05       11/25/04
WINDOW                      1 - 348        1 - 161        1 - 121         1 - 88         1 - 77



--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

                      PERCENTAGE OF ORIGINAL BOND BALANCE
              OUTSTANDING AT THE FOLLOWING PREPAYMENT ASSUMPTIONS

CPR                                           0%              15%              20%              27%              30%
HEP                                            0               15               20               25               30
---                                            -               --               --               --               --
DATE
June 29, 1998                                100              100              100              100              100
June 25, 1999                                 96               82               77               71               68
June 25, 2000                                 94               67               59               49               45
June 25, 2001                                 94               56               46               36               31
June 25, 2002                                 93               47               37               26               22
June 25, 2003                                 92               39               29               19               15
June 25, 2004                                 92               33               23               14               10
June 25, 2005                                 91               28               18               10                7
June 25, 2006                                 90               24               15                7                5
June 25, 2007                                 89               20               12                5                3
June 25, 2008                                 88               17                9                3                2
June 25, 2009                                 86               14                7                2                1
June 25, 2010                                 85               12                5                1                1
June 25, 2011                                 83               10                4                1                0
June 25, 2012                                 81                8                3                0                0
June 25, 2013                                 78                7                2                0                0
June 25, 2014                                 76                5                2                0                0
June 25, 2015                                 74                4                1                0                0
June 25, 2016                                 71                3                1                0                0
June 25, 2017                                 68                3                0                0                0
June 25, 2018                                 64                2                0                0                0
June 25, 2019                                 60                1                0                0                0
June 25, 2020                                 56                1                0                0                0
June 25, 2021                                 51                1                0                0                0
June 25, 2022                                 46                0                0                0                0
June 25, 2023                                 40                0                0                0                0
June 25, 2024                                 33                0                0                0                0
June 25, 2025                                 26                0                0                0                0
June 25, 2026                                 18                0                0                0                0
June 25, 2027                                  9                0                0                0                0
June 25, 2028                                  0                0                0                0                0

Weighted Average Life to                   20.78             5.36             4.03             2.96             2.60
Maturity in Years

Weighted Average Life to Call              20.74             4.99             3.73             2.73             2.40
in Years

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

          Summary of Characteristics of the Initial Home Equity Loans

Number of Initial Home Equity Loans                                                              796

Principal Balance
              Aggregate Principal Balance                                             $90,678,172.74
              Average Principal Balance                                                  $113,917.30
              Range of Principal Balances                                  $22,732.79 - 475,698.98

Coupon Rates
             Weighted Average Coupon Rate                                                      9.71%
             Range of Coupon Rates                                                    7.00% - 14.25%

Remaining Term to Maturity
             Weighted Average Remaining Term to Maturity                                  353 months
             Range of Remaining Term to Maturity                                    165 - 360 months

Loan-to-Value Ratio
              Weighted Average Loan-to-Value Ratio                                            78.42%
             Range of Loan-to-Value Ratios                                          23.53% - 105.00%

Percentage of First Lien Home Equity Loans                                                   100.00%


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

                         Initial Adjustable Rate Loans

                                                                              All Adjustable Rate Loans
                                                                           ----------------------------
Number of Adjustable  Rate Loans                                                               645

Percentage of All Home Equity Loans                                                         81.03%
(by number of loans)

Aggregate Principal Balance                                                         $79,395,120.24

Percentage of All Home Equity Loans                                                         87.56%
(by aggregate principal balance)

Average Principal Balance as of the Cut-Off Date

             Average                                                                   $123,093.21
             Range                                                        $22,732.79 - $475,698.98

Coupon Rates

             Weighted Average                                                                9.63%
             Range                                                                7.000% - 13.625%

Remaining Term to Maturity
(in months)

             Weighted Average                                                               359.25
             Range                                                                       328 - 360

Loan-to-Value Ratio at Origination

             Weighted Average                                                               78.79%
             Range                                                                 23.53% - 99.30%


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

                            Initial Fixed Rate Loans

                                                                                 All Fixed Rate Loans
                                                                                 --------------------
Number of Fixed Rate Loans                                                                   151

Percentage of All Home Equity Loans                                                       18.97%
(by number of loans)

Aggregate Principal Balance                                                       $11,283,052.50

Percentage of All Home Equity Loans                                                       12.44%
(by aggregate principal balance)

Average Principal Balance as of the Cut-Off Date

             Average                                                                  $74,722.20
             Range                                                      $24,842.18 - $307,895.98

Coupon Rates

             Weighted Average                                                             10.27%
             Range                                                              7.375% - 14.250%

Remaining Term to Maturity
(in months)

             Weighted Average                                                             310.84
             Range                                                                     165 - 360

Loan-to-Value Ratio at Origination

             Weighted Average                                                             75.80%
             Range                                                              25.00% - 105.00%


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

                 MORTGAGE RATES OF THE INITIAL FIXED RATE LOANS

                                                                                                    Percentage of Fixed
                                                                                                       Rate Loans by
                                             Number of Fixed Rate                                        Aggregate
    Range of Mortgage Rates (%)                      Loans          Aggregate Principal Balance      Principal Balance
 7.001 -  7.500                                      4                      $380,484.78                    3.37 %
 7.501 -  8.000                                      9                       936,286.44                    8.30
 8.001 -  8.500                                      5                       523,689.89                    4.64
 8.501 -  9.000                                     10                       933,758.88                    8.28
 9.001 -  9.500                                     19                     1,117,168.88                    9.90
 9.501 - 10.000                                     10                     1,025,411.92                    9.09
10.001 - 10.500                                     17                     1,155,160.65                   10.24
10.501 - 11.000                                     17                     1,550,078.37                   13.74
11.001 - 11.500                                     19                     1,478,357.21                   13.10
11.501 - 12.000                                     18                       982,428.77                    8.71
12.001 - 12.500                                     12                       665,188.48                    5.90
12.501 - 13.000                                      6                       266,946.41                    2.37
13.001 - 13.500                                      3                       159,362.19                    1.41
13.501 - 14.000                                      1                        52,479.63                    0.47
14.001 - 14.500                                      1                        56,250.00                    0.50
                                                     -                        ---------                    ----

Totals                                             151                   $11,283,052.50                  100.00 %
                                                   ===                   ==============                  ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

               PRINCIPAL BALANCES OF THE INITIAL FIXED RATE LOANS

                                                                                                      Percentage of Fixed
                                                                                                         Rate Loans by
                                             Number of Fixed Rate                                          Aggregate
  Range of Principal Balances ($)                    Loans          Aggregate Principal Balance         Principal Balance
  -------------------------------                    -----          ---------------------------        --------------------
 20,000.01 -  30,000.00                               11                  $293,280.70                        2.60 %
 30,000.01 -  40,000.00                               23                   837,217.94                        7.42
 40,000.01 -  50,000.00                               17                   782,945.51                        6.94
 50,000.01 -  60,000.00                               25                 1,355,811.60                       12.02
 60,000.01 -  70,000.00                               19                 1,226,969.62                       10.87
 70,000.01 -  80,000.00                               10                   764,375.94                        6.77
 80,000.01 -  90,000.00                                6                   515,365.54                        4.57
 90,000.01 - 100,000.00                                7                   672,453.60                        5.96
100,000.01 - 125,000.00                               17                 1,887,879.21                       16.73
125,000.01 - 150,000.00                                6                   828,840.94                        7.35
150,000.01 - 175,000.00                                4                   648,710.99                        5.75
175,000.01 - 200,000.00                                1                   194,719.74                        1.73
200,000.01 - 225,000.00                                2                   418,407.55                        3.71
250,000.01 - 275,000.00                                1                   269,901.07                        2.39
275,000.01 - 300,000.00                                1                   278,276.57                        2.47
300,000.01 - 325,000.00                                1                   307,895.98                        2.73
                                                       -                   ----------                        ----

Totals                                            151.00               $11,283,052.50                      100.00 %
                                                  ======               ==============                      ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.


           REMAINING TERM TO MATURITY OF THE INITIAL FIXED RATE LOANS

                                                                                                    Percentage of Fixed
                                                                                                       Rate Loans by
                                             Number of Fixed                                             Aggregate
      Remaining Term (months)                   Rate Loans          Aggregate Principal Balance      Principal Balance
      ----------------------                 ---------------        ---------------------------      ------------------
161 - 170                                           1                      $ 157,630.41                    1.40 %
171 - 180                                           40                     2,249,005.55                    19.93
251 - 260                                           7                        331,509.10                     2.94
261 - 270                                           3                        196,518.62                     1.74
271 - 280                                           2                        142,977.45                     1.27
281 - 290                                           2                        162,367.13                     1.44
321 - 330                                           4                        373,893.91                     3.31
331 - 340                                           9                        809,332.58                     7.17
341 - 350                                           2                        259,211.32                     2.30
351 - 355                                           1                         63,561.64                     0.56
357                                                 1                         61,437.47                     0.54
358                                                 7                        514,120.73                     4.56
359                                                17                      1,270,200.87                    11.26
360                                                55                      4,691,285.72                    41.58
                                                   --                      ------------                    -----

Totals                                            151                    $11,283,052.50                   100.00 %
                                                  ===                    ==============                   ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

              MORTGAGE RATES OF THE INITIAL ADJUSTABLE RATE LOANS


                                                                                                       Percentage of
                                             Number of Adjustable                                     Adjustable Rate
                                                  Rate Loans                                         Loans by Aggregate
    Range of Mortgage Rates (%)                                     Aggregate Principal Balance      Principal Balance
    ---------------------------              --------------------   ---------------------------      -----------------
 6.501 -  7.000                                       1                   $82,931.96                        0.10 %
 7.001 -  7.500                                       4                   480,980.57                        0.61
 7.501 -  8.000                                      13                 1,897,523.08                        2.39
 8.001 -  8.500                                      50                 6,710,783.48                        8.45
 8.501 -  9.000                                     131                18,007,435.12                       22.68
 9.001 -  9.500                                      96                12,153,305.98                       15.31
 9.501 - 10.000                                     127                16,025,926.96                       20.19
10.001 - 10.500                                     100                11,647,887.11                       14.67
10.501 - 11.000                                      67                 7,185,643.42                        9.05
11.001 - 11.500                                      31                 3,219,692.96                        4.06
11.501 - 12.000                                      14                 1,361,481.03                        1.71
12.001 - 12.500                                       5                   312,975.13                        0.39
12.501 - 13.000                                       5                   255,494.99                        0.32
13.501 - 14.000                                       1                    53,058.45                        0.07
                                                      -                    ---------                        ----

Totals                                              645               $79,395,120.24                      100.00 %
                                                    ===               ==============                      ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

            PRINCIPAL BALANCES OF THE INITIAL ADJUSTABLE RATE LOANS



                                                                                                       Percentage of
                                                   Number of                                        Adjustable Rate Loans
                                                   Adjustable                                           by Aggregate
  Range of Principal Balances ($)                  Rate Loans       Aggregate Principal Balance      Principal Balance
  -------------------------------                  ----------       ---------------------------      -----------------
 20,000.01 -  30,000.00                                10                  $268,331.32                     0.34 %
 30,000.01 -  40,000.00                                13                   470,306.73                     0.59
 40,000.01 -  50,000.00                                34                 1,559,271.01                     1.96
 50,000.01 -  60,000.00                                38                 2,096,107.28                     2.64
 60,000.01 -  70,000.00                                47                 3,092,369.54                     3.89
 70,000.01 -  80,000.00                                58                 4,354,160.19                     5.48
 80,000.01 -  90,000.00                                44                 3,787,265.44                     4.77
 90,000.01 - 100,000.00                                49                 4,684,477.77                     5.90
100,000.01 - 125,000.00                               115                12,911,026.43                    16.26
125,000.01 - 150,000.00                                65                 8,843,939.76                    11.14
150,000.01 - 175,000.00                                45                 7,315,384.96                     9.21
175,000.01 - 200,000.00                                48                 8,986,146.66                    11.32
200,000.01 - 225,000.00                                25                 5,362,380.26                     6.75
225,000.01 - 250,000.00                                17                 4,005,012.93                     5.04
250,000.01 - 275,000.00                                 8                 2,121,357.30                     2.67
275,000.01 - 300,000.00                                 8                 2,327,564.20                     2.93
300,000.01 - 325,000.00                                11                 3,460,863.56                     4.36
325,000.01 - 350,000.00                                 6                 2,012,288.88                     2.53
375,000.01 - 400,000.00                                 1                   397,282.42                     0.50
425,000.01 - 450,000.00                                 2                   863,884.62                     1.09
475,000.01 - 500,000.00                                 1                   475,698.98                     0.60
                                                        -                   ----------                     ----

Totals                                                645               $79,395,120.24                   100.00 %
                                                      ===               ==============                   ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

        Remaining Terms to Maturity of the Initial Adjustable Rate Loans


                                                                                                       Percentage of
                                                    Number of                                      Adjustable Rate Loans
                                                   Adjustable                                           by Aggregate
      Remaining Term (months)                      Rate Loans       Aggregate Principal Balance      Principal Balance
      -----------------------                     -----------       ---------------------------      -----------------
321 - 330                                              1                   $137,516.00                      0.17 %
351 - 355                                              6                    923,444.84                      1.16
356                                                    4                    462,372.32                      0.58
357                                                   15                  1,377,137.29                      1.73
358                                                   70                  8,125,323.65                     10.23
359                                                  215                 27,917,073.03                     35.16
360                                                  334                 40,452,253.11                     50.95
                                                     ---                 -------------                     -----

Totals                                               645                $79,395,120.24                    100.00 %
                                                     ===                ==============                    ======


               GROSS MARGINS OF THE INITIAL ADJUSTABLE RATE LOANS


                                                                                                       Percentage of
                                                  Number of                                        Adjustable Rate Loans
                                                  Adjustable                                            by Aggregate
     Range of Gross Margins (%)                   Rate Loans        Aggregate Principal Balance      Principal Balance
     --------------------------                                     ---------------------------      -----------------
  2.501 -   3.000                                         1                  $137,516.00                          0.17 %
  4.001 -   4.500                                         2                   153,829.83                          0.19
  4.501 -   5.000                                         5                   682,810.02                          0.86
  5.001 -   5.500                                        30                 3,833,276.97                          4.83
  5.501 -   6.000                                        86                11,168,283.54                         14.07
  6.001 -   6.500                                       220                27,816,607.19                         35.04
  6.501 -   7.000                                       198                24,462,670.22                         30.81
  7.001 -   7.500                                        76                 8,759,299.28                         11.03
  7.501 -   8.000                                        20                 1,973,419.21                          2.49
  8.001 -   8.500                                         3                   224,987.33                          0.28
  9.001 -   9.500                                         2                    54,808.65                          0.07
  9.501 -  10.000                                         1                    74,553.55                          0.09
 10.001 -  10.500                                         1                    53,058.45                          0.07
                                                          -                    ---------                          ----

Totals                                                  645               $79,395,120.24                        100.00 %
                                                        ===               ==============                        ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

               MAXIMUM RATES OF THE INITIAL ADJUSTABLE RATE LOANS


                                                                                                       Percentage of
                                                  Number of                                        Adjustable Rate Loans
                                                  Adjustable                                            by Aggregate
     Range of Maximum Rates (%)                   Rate Loans        Aggregate Principal Balance      Principal Balance
     --------------------------                  ------------       ---------------------------      -----------------
12.501 - 13.000                                       1                  $137,516.00                          0.17 %
13.501 - 14.000                                       1                    82,931.96                          0.10
14.001 - 14.500                                       4                   480,980.57                          0.61
14.501 - 15.000                                      12                 1,760,007.08                          2.22
15.001 - 15.500                                      49                 6,486,683.48                          8.17
15.501 - 16.000                                     132                18,231,535.12                         22.96
16.001 - 16.500                                      96                12,153,305.98                         15.31
16.501 - 17.000                                     127                16,025,926.96                         20.19
17.001 - 17.500                                     100                11,647,887.11                         14.67
17.501 - 18.000                                      67                 7,185,643.42                          9.05
18.001 - 18.500                                      31                 3,219,692.96                          4.06
18.501 - 19.000                                      14                 1,361,481.03                          1.71
19.001 - 19.500                                       5                   312,975.13                          0.39
19.501 - 20.000                                       5                   255,494.99                          0.32
20.501 - 21.000                                       1                    53,058.45                          0.07
                                                      -                    ---------                          ----

Totals                                              645               $79,395,120.24                        100.00 %
                                                    ===               ==============                        ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

               MINIMUM RATES OF THE INITIAL ADJUSTABLE RATE LOANS



                                                                                                       Percentage of
                                                   Number of                                       Adjustable Rate Loans
                                                  Adjustable                                            by Aggregate
     Range of Minimum Rates (%)                   Rate Loans        Aggregate Principal Balance      Principal Balance
     --------------------------                                     ---------------------------      -----------------
 2.501 -  3.000                                       1                  $137,516.00                          0.17 %
 6.501 -  7.000                                       1                    82,931.96                          0.10
 7.001 -  7.500                                       4                   480,980.57                          0.61
 7.501 -  8.000                                      12                 1,760,007.08                          2.22
 8.001 -  8.500                                      50                 6,710,783.48                          8.45
 8.501 -  9.000                                     130                17,870,516.00                         22.51
 9.001 -  9.500                                      96                12,153,305.98                         15.31
 9.501 - 10.000                                     128                16,162,846.08                         20.36
10.001 - 10.500                                     100                11,647,887.11                         14.67
10.501 - 11.000                                      67                 7,185,643.42                          9.05
11.001 - 11.500                                      31                 3,219,692.96                          4.06
11.501 - 12.000                                      14                 1,361,481.03                          1.71
12.001 - 12.500                                       5                   312,975.13                          0.39
12.501 - 13.000                                       5                   255,494.99                          0.32
13.501 - 14.000                                       1                    53,058.45                          0.07
                                                      -                    ---------                          ----

Totals                                              645               $79,395,120.24                        100.00 %
                                                    ===               ==============                        ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

       NEXT INTEREST ADJUSTMENT DATE OF THE INITIAL ADJUSTABLE RATE LOANS


                                                                                                       Percentage of
                                                  Number of                                        Adjustable Rate Loans
                                                  Adjustable                                            by Aggregate
        Next Adjustment Date                      Rate Loans        Aggregate Principal Balance      Principal Balance
        --------------------                      ----------        ---------------------------      -----------------
06/01/98                                              1                   $96,020.77                          0.12 %
08/01/98                                              2                   502,901.63                          0.63
09/01/98                                              3                   326,292.16                          0.41
10/01/98                                             11                 1,473,842.66                          1.86
11/01/98                                             11                 1,429,519.52                          1.80
12/01/98                                              8                 1,325,200.00                          1.67
02/01/99                                              1                   137,516.00                          0.17
09/01/99                                              1                    34,855.53                          0.04
11/01/99                                              1                   222,128.28                          0.28
12/01/99                                              3                   570,440.26                          0.72
01/01/00                                              4                   318,516.88                          0.40
02/01/00                                              8                 1,044,568.31                          1.32
03/01/00                                             37                 4,107,650.70                          5.17
04/01/00                                            243                30,448,374.92                         38.35
05/01/00                                            239                28,389,792.62                         35.76
06/01/00                                             72                 8,967,500.00                         11.29
                                                     --                 ------------                         -----

Totals                                              645               $79,395,120.24                        100.00 %
                                                   * ===               ==============                        ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

                MORTGAGE RATES OF ALL THE INITIAL MORTGAGE LOANS

Caption>

                                                                                                       Percentage of
                                                                                                     Mortgage Loans by
                                                Number of                                                Aggregate
    Range of Mortgage Rates (%)               Mortgage Loans          Aggregate Principal Balance      Principal Balance
    --------------------------                --------------          ---------------------------      -----------------
 6.501 -  7.000                                     1                   $82,931.96                          0.09 %
 7.001 -  7.500                                     8                   861,465.35                          0.95
 7.501 -  8.000                                    22                 2,833,809.52                          3.13
 8.001 -  8.500                                    55                 7,234,473.37                          7.98
 8.501 -  9.000                                   141                18,941,194.00                         20.89
 9.001 -  9.500                                   115                13,270,474.86                         14.63
 9.501 - 10.000                                   137                17,051,338.88                         18.80
10.001 - 10.500                                   117                12,803,047.76                         14.12
10.501 - 11.000                                    84                 8,735,721.79                          9.63
11.001 - 11.500                                    50                 4,698,050.17                          5.18
11.501 - 12.000                                    32                 2,343,909.80                          2.58
12.001 - 12.500                                    17                   978,163.61                          1.08
12.501 - 13.000                                    11                   522,441.40                          0.58
13.001 - 13.500                                     3                   159,362.19                          0.18
13.501 - 14.000                                     2                   105,538.08                          0.12
14.001 - 14.500                                     1                    56,250.00                          0.06
                                                    -                    ---------                          ----

Totals                                         796.00               $90,678,172.74                        100.00 %
                                               ======               ==============                        ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

              PRINCIPAL BALANCES OF ALL THE INITIAL MORTGAGE LOANS

                                                                                                      Percentage of
                                                                                                    Mortgage Loans by
                                              Number of Mortgage                                         Aggregate
  Range of Principal Balances ($)              Mortgage Loans       Aggregate Principal Balance      Principal Balance
  -------------------------------              --------------       ---------------------------      -----------------
 20,000.01 -  30,000.00                               21                  $561,612.02                        0.62 %
 30,000.01 -  40,000.00                               36                 1,307,524.67                        1.44
 40,000.01 -  50,000.00                               51                 2,342,216.52                        2.58
 50,000.01 -  60,000.00                               63                 3,451,918.88                        3.81
 60,000.01 -  70,000.00                               66                 4,319,339.16                        4.76
 70,000.01 -  80,000.00                               68                 5,118,536.13                        5.64
 80,000.01 -  90,000.00                               50                 4,302,630.98                        4.74
 90,000.01 - 100,000.00                               56                 5,356,931.37                        5.91
100,000.01 - 125,000.00                              132                14,798,905.64                       16.32
125,000.01 - 150,000.00                               71                 9,672,780.70                       10.67
150,000.01 - 175,000.00                               49                 7,964,095.95                        8.78
175,000.01 - 200,000.00                               49                 9,180,866.40                       10.12
200,000.01 - 225,000.00                               27                 5,780,787.81                        6.38
225,000.01 - 250,000.00                               17                 4,005,012.93                        4.42
250,000.01 - 275,000.00                                9                 2,391,258.37                        2.64
275,000.01 - 300,000.00                                9                 2,605,840.77                        2.87
300,000.01 - 325,000.00                               12                 3,768,759.54                        4.16
325,000.01 - 350,000.00                                6                 2,012,288.88                        2.22
375,000.01 - 400,000.00                                1                   397,282.42                        0.44
425,000.01 - 450,000.00                                2                   863,884.62                        0.95
475,000.01 - 500,000.00                                1                   475,698.98                        0.52
                                                       -                   ----------                        ----

Totals                                            796.00               $90,678,172.74                      100.00 %
                                                  ======               ==============                      ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

             LOAN TO VALUE RATIOS OF ALL THE INITIAL MORTGAGE LOANS


                                      Number of                                Percentage of Mortgage
     Range of Loan-to-Value           Mortgage             Aggregate             Loans by Aggregate           Weighted
    Ratios at Origination (%)          Loans           Principal Balance          Principal Balance         Average LTV
    -------------------------          ------          -----------------          -----------------         -----------
 20.01 -  25.00                           2                $89,883.72                     0.10 %             24.35 %
 25.01 -  30.00                           1                 29,579.64                     0.03               26.54
 30.01 -  35.00                           4                233,460.02                     0.26               32.32
 35.01 -  40.00                           6                416,642.43                     0.46               38.46
 40.01 -  45.00                           6                480,140.35                     0.53               43.62
 45.01 -  50.00                          15              1,116,038.46                     1.23               48.77
 50.01 -  55.00                          13              1,120,753.82                     1.24               53.02
 55.01 -  60.00                          18              1,632,440.60                     1.80               58.08
 60.01 -  65.00                          51              5,279,035.29                     5.82               63.83
 65.01 -  70.00                          91              8,435,760.97                     9.30               69.66
 70.01 -  75.00                          84              8,532,974.81                     9.41               74.53
 75.01 -  80.00                         270             34,086,722.82                    37.59               79.77
 80.01 -  85.00                         107             12,479,353.41                    13.76               84.88
 85.01 -  90.00                         107             15,252,363.68                    16.82               89.82
 90.01 -  95.00                           6                420,864.40                     0.46               93.05
 95.01 - 100.00                           9                687,266.79                     0.76               97.39
100.01 - 105.00                           6                384,891.53                     0.42              102.37 %
                                          -                ----------                     ----

Totals                               796.00            $90,678,172.74                   100.00 %
                                     ======            ==============                   ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

         REMAINING TERMS TO MATURITY OF ALL THE INITIAL MORTGAGE LOANS

                                                                                                      Percentage of
                                                                                                    Mortgage Loans by
                                                  Number of                                              Aggregate
      Remaining Term (months)                   Mortgage Loans        Aggregate Principal Balance      Principal Balance
      ----------------------                   -----------------    ----------------------------    -------------------
161 - 170                                              1                  $157,630.41                        0.17 %
171 - 180                                             40                 2,249,005.55                        2.48
251 - 260                                              7                   331,509.10                        0.37
261 - 270                                              3                   196,518.62                        0.22
271 - 280                                              2                   142,977.45                        0.16
281 - 290                                              2                   162,367.13                        0.18
321 - 330                                              5                   511,409.91                        0.56
331 - 340                                              9                   809,332.58                        0.89
341 - 350                                              2                   259,211.32                        0.29
351 - 355                                              7                   987,006.48                        1.09
356                                                    4                   462,372.32                        0.51
357                                                   16                 1,438,574.76                        1.59
358                                                   77                 8,639,444.38                        9.53
359                                                  232                29,187,273.90                       32.19
360                                                  389                45,143,538.83                       49.78
                                                     ---                -------------                       -----

Totals                                            796.00               $90,678,172.74                      100.00 %
                                                  ======               ==============                      ======

             RISK CLASSIFICATIONS OF ALL THE INITIAL MORTGAGE LOANS

                                                                                                          Percentage of
                                                                                                        Mortgage Loans by
                                              Number of Mortgage                                            Aggregate
        Risk Classification                     Mortgage Loans          Aggregate Principal Balance      Principal Balance
        -------------------                   -----------------         ---------------------------      ------------------
A                                                    371                     $46,946,504.13                    51.77 %
A-                                                   186                      22,706,338.96                    25.04
B                                                    160                      14,804,581.04                    16.33
C                                                     51                       4,161,566.02                     4.59
D                                                     11                         890,748.79                     0.98
N/A                                                   17                       1,168,433.80                     1.29
                                                      --                       ------------                     ----

Totals                                            796.00                     $90,678,172.74                  100.00 %
                                                  ======                     ==============                   ======



--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

               Geographic Distribution of the Mortgage Properties
                       of all the Initial Mortgage Loans

                                                                                                      Percentage of
                                                                                                    Mortgage Loans by
                                                Number of                                        Aggregate
               State                          Mortgage Loans        Aggregate Principal Balance      Principal Balance
               -----                          --------------        ---------------------------      -----------------
Alabama                                             103                $7,529,541.40                        8.30 %
Arizona                                              86                 7,805,622.16                        8.61
Arkansas                                              1                    44,576.54                        0.05
California                                          134                23,904,518.38                       26.36
Colorado                                             73                 9,269,532.27                       10.22
Connecticut                                           1                   274,682.40                        0.30
Florida                                              12                   952,920.83                        1.05
Georgia                                              15                 1,185,538.59                        1.31
Idaho                                                10                   954,259.37                        1.05
Illinois                                             40                 3,860,906.35                        4.26
Indiana                                               5                   524,202.65                        0.58
Kansas                                                3                   162,183.42                        0.18
Louisiana                                             3                   267,941.29                        0.30
Maryland                                              1                    74,199.10                        0.08
Michigan                                              3                   281,318.56                        0.31
Minnesota                                             2                   245,411.98                        0.27
Mississippi                                           2                    91,438.45                        0.10
Missouri                                              9                   856,727.14                        0.94
Nebraska                                              1                   130,632.61                        0.14
Nevada                                                5                   507,123.89                        0.56
New Jersey                                            2                    72,796.69                        0.08
New York                                             22                 1,750,493.76                        1.93
North Carolina                                        3                   197,595.01                        0.22
Ohio                                                 11                   657,539.85                        0.73
Oklahoma                                              2                   151,230.39                        0.17
Oregon                                              130                15,102,741.53                       16.66
Pennsylvania                                          2                   212,763.59                        0.23
South Carolina                                        4                   209,117.93                        0.23
South Dakota                                          1                    63,561.64                        0.07
Tennessee                                            13                   930,852.01                        1.03
Texas                                                17                 1,969,808.06                        2.17
Utah                                                 10                 1,485,211.90                        1.64
Virginia                                              1                    77,071.46                        0.08
Washington                                           66                 8,656,511.44                        9.55
West Virginia                                         1                    48,424.07                        0.05
Wisconsin                                             1                    67,176.03                        0.07
Wyoming                                               1                   102,000.00                        0.11
                                                      -                   ----------                        ----

Totals                                           796.00               $90,678,172.74                      100.00 %
                                                 ======               ==============                      ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

             NUMBER OF MONTHS ELAPSED FROM THE DATE OF ORIGINATION
                       OF ALL THE INITIAL MORTGAGE LOANS

                                                                                                      Percentage of
                                                                                                     Mortgage Loans by
                                               Number of                                                  Aggregate
          Range of Months                    Mortgage Loans         Aggregate Principal Balance      Principal Balance
          --------------                     --------------         ---------------------------      -----------------
            0 -  11                                765                    $88,107,216.22                  97.16 %
           12 -  23                                  7                        613,112.88                   0.68
           24 -  35                                 10                      1,124,471.34                   1.24
           72 -  83                                  2                        162,367.13                   0.18
           84 -  95                                  2                        142,977.45                   0.16
           96 - 107                                 10                        528,027.72                   0.58
                                                    --                        ----------                   ----

Totals                                          796.00                    $90,678,172.74                 100.00 %
                                                ======                    ==============                 ======

                  OCCUPANCY STATUS OF THE MORTGAGED PROPERTIES
                       OF ALL THE INITIAL MORTGAGE LOANS

                                                                                                      Percentage of
                                                                                                    Mortgage Loans by
                                                Number of                                                  Aggregate
          Occupancy Status                    Mortgage Loans        Aggregate Principal Balance      Principal Balance
          ----------------                    ---------------       ---------------------------     -------------------
Investment                                           31                   $2,757,467.32                     3.04 %
Owner Occupied                                      755                   87,013,257.16                    95.96
Second Home                                          10                      907,448.26                     1.00
                                                     --                      ----------                     ----

Totals                                           796.00                  $90,678,172.74                   100.00 %
                                                 ======                  ==============                   ======



        TYPES OF MORTGAGED PROPERTIES OF ALL THE INITIAL MORTGAGE LOANS

                                                                                                     Percentage of
                                                                                                    Mortgage Loans by
                                              Number of                                                  Aggregate
           Property Type                    Mortgage Loans          Aggregate Principal Balance      Principal Balance
           ------------                     ---------------         ----------------------------     -----------------
Condo                                             17                      $1,498,448.70                     1.65 %
Multi-Family Home                                 29                       2,983,942.10                     3.29
PUD                                               73                       9,889,876.71                    10.91
Single Family Home                               673                      75,884,378.90                    83.69
Townhouse                                          4                         421,526.33                     0.46
                                                   -                         ----------                     ----

Totals                                        796.00                     $90,678,172.74                   100.00 %
                                              ======                     ==============                   ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.


               USE OF PROCEEDS OF ALL THE INITIAL MORTGAGE LOANS

                                                                                                      Percentage of
                                                                                                     Mortgage Loans by
                                              Number of Mortgage                                     Aggregate Principal
          Use of Proceeds                       Mortgage Loans       Aggregate Principal Balance          Balance
          --------------                        --------------       ---------------------------          -------
Purchase                                             362                  $41,797,030.09                   46.09 %
Refi Cash Out                                        348                   39,275,772.40                   43.31
Refi Rate/Term                                        86                    9,605,370.25                   10.59
                                                      --                    ------------                   -----

Totals                                            796.00                  $90,678,172.74                  100.00 %
                                                  ======                  ==============                  ======


           PROGRAM CLASSIFICATIONS OF ALL THE INITIAL MORTGAGE LOANS

                                                                                                         Percentage of
                                                                                                       Mortgage Loans by
                                              Number of Mortgage                                           Aggregate
           Documentation                       Mortgage Loans          Aggregate Principal Balance      Principal Balance
           -------------                       --------------          ---------------------------      -----------------
Full Documentation                                      545               $62,793,015.34                       69.25 %
Limited Documentation                                   102                 9,979,975.98                       11.01
Stated Income Documentation                             149                17,905,181.42                       19.75
                                                        ---                -------------                       -----

Totals                                               796.00               $90,678,172.74                      100.00 %
                                                     ======               ==============                      ======



      PREPAYMENT PENALTIES WITH RESPECT TO ALL THE INITIAL MORTGAGE LOANS

                                                                                                           Percentage of
                                                                                                        Mortgage Loans by
                                              Number of Mortgage                                            Aggregate
         Prepayment Penalty                     Mortgage Loans          Aggregate Principal Balance       Principal Balance
         ------------------                     --------------          ---------------------------       ----------------
1 YEAR                                               301                      $40,898,846.23                  45.10 %
2 YEAR                                               154                       20,088,208.47                  22.15
3 YEAR                                               104                        9,422,198.76                  10.39
NONE                                                 237                       20,268,919.28                  22.35
                                                     ---                       -------------                  -----

Totals                                            796.00                      $90,678,172.74                 100.00 %
                                                  ======                      ==============                 ======


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

                           AVAILABLE FUNDS CAP RATE*

   PERIOD        DATE          AFC         PERIOD       DATE         AFC        PERIOD       DATE         AFC
   ------        ----          ---         ------       ----         ---        ------       ----         ---
    1          7/25/98       10.516%         31       1/25/01     11.635%           61     7/25/03     11.904%
    2          8/25/98        8.851%         32       2/25/01     11.532%           62     8/25/03     11.520%
    3          9/25/98        8.876%         33       3/25/01     12.767%           63     9/25/03     11.520%
    4         10/25/98        9.199%         34       4/25/01     11.531%           64    10/25/03     11.903%
    5         11/25/98        8.978%         35       5/25/01     11.915%           65    11/25/03     11.519%
    6         12/25/98        9.307%         36       6/25/01     11.530%           66    12/25/03     11.902%
    7          1/25/99        9.038%         37       7/25/01     11.914%           67     1/25/04     11.518%
    8          2/25/99        9.083%         38       8/25/01     11.529%           68     2/25/04     11.518%
    9          3/25/99       10.096%         39       9/25/01     11.529%           69     3/25/04     12.312%
   10          4/25/99        9.157%         40      10/25/01     11.913%           70     4/25/04     11.517%
   11          5/25/99        9.539%         41      11/25/01     11.528%           71     5/25/04     11.901%
   12          6/25/99        9.270%         42      12/25/01     11.912%           72     6/25/04     11.516%
   13          7/25/99        9.097%         43       1/25/02     11.527%           73     7/25/04     11.900%
   14          8/25/99        8.855%         44       2/25/02     11.527%           74     8/25/04     11.516%
   15          9/25/99        8.898%         45       3/25/02     12.761%           75     9/25/04     11.515%
   16         10/25/99        9.237%         46       4/25/02     11.526%           76    10/25/04     11.899%
   17         11/25/99        8.983%         47       5/25/02     11.910%           77    11/25/04     11.515%
   18         12/25/99        9.329%         48       6/25/02     11.525%           78    12/25/04     11.898%
   19          1/25/00        9.077%         49       7/25/02     11.909%           79     1/25/05     11.514%
   20          2/25/00        9.126%         50       8/25/02     11.525%           80     2/25/05     11.513%
   21          3/25/00       10.137%         51       9/25/02     11.524%           81     3/25/05     12.747%
   22          4/25/00        9.504%         52      10/25/02     11.908%           82     4/25/05     11.513%
   23          5/25/00       11.310%         53      11/25/02     11.523%           83     5/25/05     11.896%
   24          6/25/00       10.970%         54      12/25/02     11.907%           84     6/25/05     11.512%
   25          7/25/00       11.738%         55       1/25/03     11.523%           85     7/25/05     11.895%
   26          8/25/00       11.481%         56       2/25/03     11.522%           86     8/25/05     11.511%
   27          9/25/00       11.510%         57       3/25/03     12.756%           87     9/25/05     11.511%
   28         10/25/00       11.924%         58       4/25/03     11.522%           88    10/25/05     11.894%
   29         11/25/00       11.570%         59       5/25/03     11.905%           89    11/25/05     11.510%
   30         12/25/00       11.989%         60       6/25/03     11.521%           90    12/25/05     11.894%


* AVAILABLE FUNDS CAP RATEASSUMING THAT SIX MONTH LIBOR REMAINS CONSTANT AT 5.71875% @ PRICING SPEED OF 27 CPR/25 HEP. THE CALCULATION OF AVAILABLE FUNDS CAP RATE IS BASED ON THE DEFINITION PROVIDED ON P. 5 OF THE MARKETING MEMORANDUM.


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

                           AVAILABLE FUNDS CAP RATE*


   PERIOD        DATE          AFC         PERIOD       DATE         AFC        PERIOD       DATE         AFC
   ------        ----          ---         ------       ----         ---        ------       ----         ---
     91        1/25/06       11.510%         121      7/25/08     13.203%          151     1/25/11     17.750%
     92        2/25/06       11.509%         122      8/25/08     12.855%          152     2/25/11     18.102%
     93        3/25/06       12.742%         123      9/25/08     12.936%          153     3/25/11     20.458%
     94        4/25/06       11.509%         124     10/25/08     13.455%          154     4/25/11     18.882%
     95        5/25/06       11.892%         125     11/25/08     13.109%          155     5/25/11     19.960%
     96        6/25/06       11.530%         126     12/25/08     13.641%          156     6/25/11     19.783%
     97        7/25/06       11.948%         127      1/25/09     13.297%          157     7/25/11     20.965%
     98        8/25/06       11.595%         128      2/25/09     13.397%          158     8/25/11     20.836%
     99        9/25/06       11.629%         129      3/25/09     14.947%          159     9/25/11     21.431%
    100       10/25/06       12.053%         130      4/25/09     13.610%          160    10/25/11     22.815%
    101       11/25/06       11.701%         131      5/25/09     14.181%          161    11/25/11     22.788%
    102       12/25/06       12.129%         132      6/25/09     13.842%          162    12/25/11     24.351%
    103        1/25/07       11.777%         133      7/25/09     14.433%          163     1/25/12     24.424%
    104        2/25/07       11.817%         134      8/25/09     14.097%          164     2/25/12     25.374%
    105        3/25/07       13.130%         135      9/25/09     14.234%          165     3/25/12     28.255%
    106        4/25/07       11.902%         136     10/25/09     14.856%          166     4/25/12     27.616%
    107        5/25/07       12.345%         137     11/25/09     14.528%          167     5/25/12     29.915%
    108        6/25/07       11.993%         138     12/25/09     15.175%          168     6/25/12     30.465%
    109        7/25/07       12.442%         139      1/25/10     14.851%          169     7/25/12     33.270%
    110        8/25/07       12.091%         140      2/25/10     15.026%          170     8/25/12     34.198%
    111        9/25/07       12.142%         141      3/25/10     16.839%          171     9/25/12     36.534%
    112       10/25/07       12.602%         142      4/25/10     15.404%          172    10/25/12     40.604%
    113       11/25/07       12.251%         143      5/25/10     16.128%          173    11/25/12     42.607%
    114       12/25/07       12.719%         144      6/25/10     15.824%          174    12/25/12     48.209%
    115        1/25/08       12.368%         145      7/25/10     16.588%          175     1/25/13     51.707%
    116        2/25/08       12.430%         146      8/25/10     16.295%          176     2/25/13     58.191%
    117        3/25/08       13.356%         147      9/25/10     16.551%          177     3/25/13     73.970%
    118        4/25/08       12.561%         148     10/25/10     17.384%          178     4/25/13     78.827%
    119        5/25/08       13.051%         149     11/25/10     17.113%          179     5/25/13    112.484%
    120        6/25/08       12.702%         150     12/25/10     18.002%          180     6/25/13    147.898%
                                                                                   181     7/25/13    256.415%

*AVAILABLE FUNDS CAP ASSUMING THAT SIX MONTH LIBOR REMAINS CONSTANT AT 5.71875% @ PRICING SPEED OF 27 CPR/25 HEP. THE CALCULATION OF AVAILABLE FUNDS CAP RATE IS BASED ON THE DEFINITION PROVIDED ON P. 5 OF THE MARKETING MEMORANDUM.


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

                           AVAILABLE FUNDS CAP RATE**

   PERIOD        DATE         AFC       PERIOD       DATE         AFC       PERIOD       DATE         AFC
   ------        ----         ---       ------       ----         ---       ------       ----         ---
     1         7/25/98      10.516%       31        1/25/01     13.465%       61       7/25/03      16.108%
     2         8/25/98       8.851%       32        2/25/01     13.411%       62       8/25/03      15.587%
     3         9/25/98       8.876%       33        3/25/01     15.068%       63       9/25/03      15.586%
     4        10/25/98       9.199%       34        4/25/01     13.609%       64      10/25/03      16.105%
     5        11/25/98       8.978%       35        5/25/01     14.933%       65      11/25/03      15.584%
     6        12/25/98       9.307%       36        6/25/01     14.450%       66      12/25/03      16.103%
     7         1/25/99       9.038%       37        7/25/01     15.153%       67       1/25/04      15.582%
     8         2/25/99       9.083%       38        8/25/01     14.718%       68       2/25/04      15.581%
     9         3/25/99      10.097%       39        9/25/01     14.868%       69       3/25/04      16.655%
    10         4/25/99       9.158%       40       10/25/01     15.362%       70       4/25/04      15.579%
    11         5/25/99       9.548%       41       11/25/01     15.427%       71       5/25/04      16.098%
    12         6/25/99       9.279%       42       12/25/01     15.941%       72       6/25/04      15.578%
    13         7/25/99       9.107%       43        1/25/02     15.568%       73       7/25/04      16.096%
    14         8/25/99       8.867%       44        2/25/02     15.604%       74       8/25/04      15.576%
    15         9/25/99       8.910%       45        3/25/02     17.276%       75       9/25/04      15.575%
    16        10/25/99       9.250%       46        4/25/02     15.603%       76      10/25/04      16.093%
    17        11/25/99       9.045%       47        5/25/02     16.122%       77      11/25/04      15.573%
    18        12/25/99       9.394%       48        6/25/02     15.601%       78      12/25/04      16.091%
    19         1/25/00       9.140%       49        7/25/02     16.119%       79       1/25/05      15.571%
    20         2/25/00       9.204%       50        8/25/02     15.598%       80       2/25/05      15.571%
    21         3/25/00      10.264%       51        9/25/02     15.597%       81       3/25/05      17.238%
    22         4/25/00       9.624%       52       10/25/02     16.116%       82       4/25/05      15.569%
    23         5/25/00      11.746%       53       11/25/02     15.595%       83       5/25/05      16.087%
    24         6/25/00      11.394%       54       12/25/02     16.114%       84       6/25/05      15.567%
    25         7/25/00      12.243%       55        1/25/03     15.593%       85       7/25/05      16.085%
    26         8/25/00      12.001%       56        2/25/03     15.592%       86       8/25/05      15.566%
    27         9/25/00      12.231%       57        3/25/03     17.263%       87       9/25/05      15.565%
    28        10/25/00      12.671%       58        4/25/03     15.591%       88      10/25/05      16.083%
    29        11/25/00      13.175%       59        5/25/03     16.110%       89      11/25/05      15.563%
    30        12/25/00      13.651%       60        6/25/03     15.589%       90      12/25/05      16.081%


**Available Funds Cap Assuming that Six Month LIBOR immediately rises above Ceilings of Collateral @ Pricing Speed of 27 CPR/25 HEP. The calculation of Available Funds Cap Rate is based on the definition provided on p. 5 of the marketing memorandum.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

                           AVAILABLE FUNDS CAP RATE**

   PERIOD        DATE         AFC       PERIOD       DATE         AFC       PERIOD       DATE         AFC
   ------        ----         ---       ------       ----         ---       ------       ----         ---
     91        1/25/06      15.562%      121       7/25/08      17.741%       151      1/25/11      23.359%
     92        2/25/06      15.561%      122       8/25/08      17.268%       152      2/25/11      23.784%
     93        3/25/06      17.227%      123       9/25/08      17.372%       153      3/25/11      26.834%
     94        4/25/06      15.559%      124      10/25/08      18.063%       154      4/25/11      24.722%
     95        5/25/06      16.077%      125      11/25/08      17.592%       155      5/25/11      26.082%
     96        6/25/06      15.562%      126      12/25/08      18.300%       156      6/25/11      25.797%
     97        7/25/06      16.123%      127       1/25/09      17.831%       157      7/25/11      27.275%
     98        8/25/06      15.646%      128       2/25/09      17.958%       158      8/25/11      27.039%
     99        9/25/06      15.690%      129       3/25/09      20.029%       159      9/25/11      27.735%
    100       10/25/06      16.260%      130       4/25/09      18.229%       160     10/25/11      29.438%
    101       11/25/06      15.783%      131       5/25/09      18.985%       161     11/25/11      29.308%
    102       12/25/06      16.359%      132       6/25/09      18.523%       162     12/25/11      31.207%
    103        1/25/07      15.881%      133       7/25/09      19.303%       163      1/25/12      31.176%
    104        2/25/07      15.934%      134       8/25/09      18.845%       164      2/25/12      32.247%
    105        3/25/07      17.700%      135       9/25/09      19.017%       165      3/25/12      35.733%
    106        4/25/07      16.043%      136      10/25/09      19.837%       166      4/25/12      34.735%
    107        5/25/07      16.638%      137      11/25/09      19.386%       167      5/25/12      37.397%
    108        6/25/07      16.161%      138      12/25/09      20.237%       168      6/25/12      37.820%
    109        7/25/07      16.763%      139       1/25/10      19.791%       169      7/25/12      40.977%
    110        8/25/07      16.286%      140       2/25/10      20.009%       170      8/25/12      41.737%
    111        9/25/07      16.353%      141       3/25/10      22.407%       171      9/25/12      44.120%
    112       10/25/07      16.969%      142       4/25/10      20.480%       172     10/25/12      48.432%
    113       11/25/07      16.493%      143       5/25/10      21.425%       173     11/25/12      50.080%
    114       12/25/07      17.119%      144       6/25/10      21.001%       174     12/25/12      55.670%
    115        1/25/08      16.643%      145       7/25/10      21.993%       175      1/25/13      58.425%
    116        2/25/08      16.723%      146       8/25/10      21.581%       176      2/25/13      63.983%
    117        3/25/08      17.964%      147       9/25/10      21.896%       177      3/25/13      78.519%
    118        4/25/08      16.891%      148      10/25/10      22.971%       178      4/25/13      79.820%
    119        5/25/08      17.546%      149      11/25/10      22.584%       179      5/25/13     102.211%
    120        6/25/08      17.072%      150      12/25/10      23.725%       180      6/25/13     118.378%
                                                                              181      7/25/13     157.113%
                                                                              182      8/25/13     209.287%
                                                                              183      9/25/13     336.418%
                                                                              184     10/25/13     925.893%



**Available Funds Cap Assuming that Six Month LIBOR immediately rises above Ceilings of Collateral @ Pricing Speed of 27 CPR/25 HEP. The calculation of Available Funds Cap Rate is based on the definition provided on p. 5 of the marketing memorandum.




--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.